UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2026

MiniMed Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-43183	33-3985981
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18000 Devonshire St.

Northridge, CA 91325

(Address of principal executive offices) (Zip Code)

(763) 514-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.01 par value	MMED	The Nasdaq Stock Market LLC

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

On March 18, 2026, MiniMed Group, Inc. (“MiniMed”) announced that the U.S. Food and Drug Administration (the “FDA”) has cleared the MiniMed Flex™, a next-generation discreet, smartphone-controlled insulin pump. The clearance of the MiniMed Flex by the FDA was several months earlier than anticipated, and will facilitate the earlier commercialization of this key MiniMed product.

The research and development of the MiniMed Flex was funded in part by affiliates of Blackstone Life Sciences Advisors L.L.C. (“Blackstone”). Under the research and development agreement between MiniMed and Blackstone, in exchange for funding the development of the MiniMed Flex, during the first two years following regulatory approval in the U.S. and commercial launch of the MiniMed Flex, Blackstone will earn the greater of: (i) mid-to-high single digit royalty percentage of applicable net sales, and (ii) a specified minimum payment of $157 million for this product. MiniMed is expected to recognize a one-time charge of $157 million in the fourth quarter of fiscal year 2026 related to the series of future payments due to Blackstone for this product.

Forward-Looking Statements Disclaimer

This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties, including risks related to MiniMed’s anticipated financial results for the fourth quarter of fiscal year 2026 and for fiscal year 2027. These risks and uncertainties are described in MiniMed’s filings with the U.S. Securities and Exchange Commission. In some cases, you can identify these statements by forward-looking words or expressions, such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “looking ahead,” “may,” “plan,” “possible,” “potential,” “project,” “should,” “going to,” “will,” and similar words or expressions, the negative or plural of such words or expressions and other comparable terminology. Actual results may differ materially from anticipated results. MiniMed does not undertake to update its forward-looking statements or any of the information contained in this filing, including to reflect future events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MiniMed Group, Inc.

Date: March 25, 2026	By:	/s/ Chad Spooner
	Name:	Chad Spooner
	Title:	Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).